Quarterly Financial Data (Unaudited)	12 Months Ended
Jan. 28, 2012
Quarterly Financial Data (Unaudited)

13. Quarterly Financial Data (Unaudited)

	Fiscal Year 2011
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	(in thousands, except per share data)
Net sales	$61,652	$50,020	$51,221	$41,265
Gross profit	$32,335	$25,833	$27,001	$21,624
Income from operations	$14,460	$8,044	$12,607	$8,419
Net income	$8,353	$4,744	$5,485	$3,918
Basic earnings per common share	$0.19	$0.11	$0.13	$0.10
Diluted earnings per common share	$0.19	$0.11	$0.13	$0.10

	Fiscal Year 2010
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	(in thousands, except per share data)
Net sales	$39,882	$35,073	$34,804	$25,417
Gross profit	$20,592	$18,149	$18,782	$12,645
Income from operations	$8,912	$8,401	$9,709	$2,621
Net income	$4,328	$5,115	$5,861	$1,591
Basic earnings per common share	$0.11	$0.13	$0.15	$0.04
Diluted earnings per common share	$0.11	$0.13	$0.14	$0.04